Liquidity	12 Months Ended
Dec. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity

NOTE 2 – LIQUIDITY

The Company has incurred continuing losses from its operations and as of December 31, 2020, had an accumulated deficit of $11,759,557 and working capital of $1,597,920. Since inception, the Company’s operations have been funded principally through the issuance of debt and equity.

On January 14, 2021, the Company completed a registered direct offering of 2,221,458 shares of common stock at approximately $4.50 per share for gross proceeds of approximately $10,000,000. On February 11, 2021, the Company completed a registered direct offering of 3,007,026 shares of common stock for gross proceeds of approximately $12.8 million. As of March 30, 2021, the Company had cash on hand of approximately $22.9 million.

The Company believes that, as a result of these transactions, it currently has sufficient cash and financing commitments to meet its funding requirements. Accordingly, management has since reevaluated the Company’s liquidity and financial condition and determined that sufficient capital exists to sustain operations through one year from the issuance of these financial statements and therefore substantial doubt has been alleviated. Notwithstanding, the Company expects that it will need to raise additional financing to accomplish its development plan over the next several years. The Company will require additional funding through debt or equity financing in the future. If the Company is unable to obtain sufficient amounts of additional capital, it may be required to reduce the scope of its planned development, which could impact its financial condition and operating results.